UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 14, 2005

                           LASALLE RE HOLDINGS LIMITED
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             (Exact name of registrant as specified in its charter)

                                     BERMUDA
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                 (State or other jurisdiction of incorporation)

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                1-12823                              NOT APPLICABLE
        (Commission File Number)           (I.R.S. Employer Identification No.)

                       C/O MICHAEL MORRISON, JOHN WARDROP
                          JOINT PROVISIONAL LIQUIDATORS
                           LASALLE RE HOLDINGS LIMITED
                        CROWN HOUSE, 4 PAR-LA-VILLE ROAD
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                              HAMILTON HM 08, BERMUDA          NOT APPLICABLE
                    (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (441) 295-5063

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

      [_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS



Hamilton, Bermuda (March 14, 2005): On behalf of LaSalle Re Holdings Limited (the Company), the Joint Provisional Liquidators have today filed with the United States Securities and Exchange Commission (SEC) a notice to terminate the registration of the Company's series A preferred stock, par value $1.00 per share (the Preferred Stock), under the Securities Exchange Act of 1934. Upon the filing of such notice, the Company's obligations to file periodic reports with the SEC have been suspended. Termination of registration of the Preferred Stock will take effect in 90 days, or such shorter period as the SEC may determine, after March 14, 2005, the date of filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         LASALLE RE HOLDINGS LIMITED
                                               (Registrant)

Date:     March 14, 2005                 By: /s/  Michael Morrison
                                             -----------------------------------
                                             Name: Michael Morrison
                                             Title: Joint Provisional Liquidator

                                         By: /s/  John Wardrop
                                             -----------------------------------
                                             Name: John Wardrop
                                             Title: Joint Provisional Liquidator